AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

City of Minneapolis

State of Minnesota

Each of the undersigned, as a director and/or officer of American Enterprise Life Insurance Company (AEL), on behalf of the below listed registrants that file registration statements and amendments thereto pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940 with the Securities and Exchange Commission:

                                                               1933 Act                   1940 Act
                                                              Reg. Number               Reg. Number
                                                              -----------               -----------
American Enterprise Variable Annuity Account:

AEL Personal Portfolio Plus 2/AEL Personal Portfolio Plus/
      AEL Personal Portfolio  Variable Annuity (AEL-Plus2)    33-54471                  811-7195

AEL Preferred Variable Annuity (AEL-Preferred)                333-20217                 811-7195

American Express New Solutions
      Variable Annuity  (New Solutions)                       333-92297                 811-7195

American Express(R) Galaxy Premier
      Variable Annuity (Galaxy)                               333-82149                 811-7195

American Express Pinnacle
      Variable Annuity(SM) (Pinnacle)                         333-82149                 811-7195

American Express Platinum
      Variable Annuity (Platinum)                             333-72777                 811-7195

American Express(R) Signature One
       Variable Annuity (Signature One)                       333-85567                 811-7195

American Express Signature
       Variable Annuity(SM) (Signature)                       333-74865                 811-7195

Wells Fargo Advantage(SM)
        Variable Annuity (Wells Advantage)                    333-85567                 811-7195

Wells Fargo Advantage(SM) Builder
        Variable Annuity (Wells  Builder)                     333-85567                 811-7195

American Enterprise Variable Life Account:

American Express Signature
        Variable Universal Life(SM) (SIG-VUL)                 333-84121                 811-09515

American Enterprise MVA Account:

American Express New Solutions                                333-65080
         Variable Annuity(SM) (New Solutions)                 333-86297                 N/A

American Express Signature One                                333-65080
          Variable Annuity(SM) (Signature One)                333-86297                 N/A

American Express Signature                                    333-65080
          Variable Annuity(SM) (Signature)                    333-86297                 N/A

Wells Fargo Advantage(SM)                                     333-65080
          Variable Annuity (Wells Advantage)                  333-86297                 N/A

Wells Fargo Advantage(SM) Builder                             333-65080
          Variable Annuity (Wells Builder)                    333-86297                 N/A

hereby constitutes and appoints Eric L. Marhoun, Timothy S. Meehan, Mary Ellyn Minenko, Eileen J. Newhouse, James M. Odland, Teresa J. Rasmussen and H. Bernt von Ohlen or any one of them, as his/her attorney-in-fact and agent, to sign for him/her in his/her name, place and stead any and all filings, applications (including applications for exemptive relief), periodic reports, registration statements for existing or future products (with all exhibits and other documents required or desirable in connection therewith), other documents, and amendments thereto and to file such filings, applications, periodic reports, registration statements, other documents, and amendments thereto with the Securities and Exchange Commission, and any necessary states, and grants to any or all of them the full power and authority to do and perform each and every act required or necessary in connection therewith.


Dated the 9th day of April, 2002.


/s/ Douglas K. Dunning
-----------------------
    Douglas K. Dunning
    Director


/s/ James M. Odland
-------------------
    James M. Odland
    Vice President, General Counsel and Secretary